UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08657
Pioneer Equity Income Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Equity Income Fund
Annual Report | October 31, 2020

A: PEQIX	C: PCEQX	K: PEQKX	R: PQIRX	Y: PYEQX

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Equity Income Fund | Annual Report | 10/31/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities.
However, as the fourth quarter continued, we began to read some encouraging news on the vaccine front, as multiple pharmaceutical companies announced successful clinical trials for their COVID-19 vaccinations and applied for emergency-use approval for the drugs with the Food and Drug Administration. Government officials followed up on the positive news by announcing that deployment of at least one of the vaccines to frontline workers could begin even before the end of this calendar year, with the potential for widespread distribution by mid-2021.
While there may finally be a light visible at the end of the pandemic tunnel as 2020 comes to a close, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the following quarters. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the U.S. Presidential Election was in high gear as we entered the fourth quarter. This election contributed to the market volatility as investors pondered the possible outcomes and their potential effects on the economic outlook.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Equity Income Fund | Annual Report | 10/31/20

Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 18, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Equity Income Fund | Annual Report | 10/31/20 3

Portfolio Management Discussion | 10/31/20
In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income Fund during the 12-month period ended October 31, 2020. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi)*, is responsible for the day-to-day management of the Fund’s portfolio, along with Sammi Truong, a vice president and a portfolio manager at Amundi, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi.
Q    How did the Fund perform over the 12-month period ended October 31, 2020?
A    Pioneer Equity Income Fund’s Class A shares returned -8.00% at net asset value during the 12-month period ended October 31, 2020, while the Fund’s benchmark, the Russell 1000 Value Index, returned -7.57%. During the same period, the average return of the 1,196 mutual funds in Morningstar’s Large Value Funds category was -7.37%.
Q    How would you describe the market for equities during the 12-month period ended October 31, 2020, particularly for the types of equities deemed appropriate for the Fund?
A    The 12-month period ended October 31, 2020, was a memorable one. Through the middle of February, the stock market rose moderately and appeared quite stable. Then the COVID-19 virus hit, and the market took a deep plunge as the economy almost completely shut down, unemployment rose dramatically, and prospects for continued growth darkened. The market low was reached on March 23. As abruptly as the market had fallen, however, it turned around and began climbing. The U.S. government stepped in with dramatic personal-income and business support measures, and the Federal Reserve (Fed) dropped the target range of the federal funds rate to near zero, while also undertaking extensive debt purchases to restore confidence in financial markets. Investors also took heart from optimistic predictions for vaccines and treatments for COVID-19 and hoped that the masking, social distancing, and other restrictions enforced or encouraged would be effective in keeping the virus in check in the meantime. By early June, though, skepticism re-emerged, and the market moved largely sideways through the end of October. Concerning investors as well was the upcoming national election in early November and the uncertainties for future public policy.

*     See Notes to Financial Statements Note 6.
4 Pioneer Equity Income Fund | Annual Report | 10/31/20

A steady theme throughout the time of preoccupation with the pandemic was a preference among investors for companies with growth potential and less dependence on the business cycle; in fact with potential enhanced, if anything, by the new, stay-at-home work routine and “cocooned” life style for many individuals. Over the whole 12-month period, the gulf in performance between growth and value stocks was among the widest on record. From October 31, 2019, to October 31, 2020, the Russell 1000 Growth Index showed a total return of 29.22%, versus a return of -7.57% for the Fund’s benchmark, the Russell 1000 Value Index, an advantage of almost 37%. From the market lows on March 23, 2020, the Russell 1000 Growth Index achieved a total return of 60.38% through October 31, 2020, while the Russell 1000 Value Index gained 39.40%. Investors were particularly enamored with the high-growth potential of the so-called FAANG stocks (Facebook, Amazon, Apple, Netflix, and Google [Alphabet]) and their close kin. (None of the FAANG stocks were held in the Fund’s portfolio as of October 31, 2020).
In our investment universe of value stocks – the non-FAANG world, if you will – there were some companies that attracted investors, notably providers of cleaning supplies, packaged foods, and medical tests, as well as potential treatments and vaccines for COVID-19. Many other value stocks, however, in sectors ranging from consumer cyclicals and financial services to energy and industrials, took a backseat to the favored growth names.
Q    Could you please discuss the main factors that affected the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2020, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?
A    Performance for the Fund was roughly in line with, though just slightly behind, the benchmark’s performance for the 12-month period.
On the plus side, the Fund had overweight positions in several of the stocks that sparkled during the market’s pandemic-focused period, which aided benchmark-relative returns. For example, Abbott Laboratories pioneered quick tests for the virus; Clorox sold all the cleaning supplies it could make; Progressive enjoyed good profits on its auto insurance business line as driving declined; and Eli Lilly tested treatments for patients sick with the COVID-19 virus. We also managed to avoid investing the Fund in a couple of stocks that struggled significantly during the 12-month period, and that avoidance contributed positively to relative performance.
On the negative side, detractors from the Fund’s benchmark-relative results included shares of Cedar Fair, which suffered from the total shutdown of its amusement parks; refiners Phillips 66 and Valero Energy,
Pioneer Equity Income Fund | Annual Report | 10/31/20 5

which saw their businesses plummet with the collapse of air travel and the decline in commuting; Kaiser Aluminum, a supplier to aerospace manufacturers, which experienced a big slowdown; and Nordstrom, which opened a major department store in New York City just in time to see the virus arrive in the U.S., and the resulting restrictions on retailing. In the case of Nordstrom, we sold the Fund’s position out of concern that the finances of the company were becoming strained. We are watching all of the portfolio’s positions for signs of stress during this difficult time.
Q    Could you highlight some of the more notable changes you made to the Fund’s portfolio during the 12-month period ended October 31, 2020?
A    A sector in which the Fund has typically been overweighted, going all the way back to its inception in 1990, is utilities. The regulated nature of utilities had provided investors with above-average confidence in the sustainability of dividend** payments. However, in recent years, as interest rates declined to very low levels and investors became desirous of securities providing higher income yields, utilities stocks, we thought, became expensive, and we moved the portfolio to an underweight exposure to the sector versus the benchmark. During this recent 12-month period, utility stocks performed quite modestly, and we began to see potential opportunities again in the sector. In response, we added positions in American Electric Power, Nextera Energy, PPL, and American Water Works, resulting in a portfolio overweight once again in the sector.
Another sector where we were active during the 12-month period was information technology, where we added Fund positions in the payroll-processing companies Paychex and Automatic Data Processing; Fidelity National Information Services, a payment-services provider; and CDW, a technology-solutions supplier to businesses.
With regard to sales during the 12-month period, we exited some Fund positions that we felt could be impaired longer than average as a result of the COVID-19-caused slowdown, including Raytheon Technologies, Johnson Matthey, Hasbro, National Fuel Gas, and ExxonMobil.
Q    Did the Fund have any exposure to derivatives during the 12-month period ended October 31, 2020?
A     No. The Fund had no exposure to derivatives during the period.
**     Dividends are not guaranteed.
6 Pioneer Equity Income Fund | Annual Report | 10/31/20

Q    The Fund typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the 12-month period ended October 31, 2020?
A    At a time when companies were clearly worried about the economy and the spread of the virus, many managements were understandably focused on conserving financial resources. Few companies raised their dividends, and some reduced or even omitted dividend payments. While we have customarily focused the Fund’s investments on companies with dividends covered by earnings and have, as a result, seen some of the portfolio’s holdings not only sustain but also regularly increase dividends over time, in the environment which predominated during the 12 months ended October 31, 2020, we saw even companies we had considered quite strong financially encounter extremely difficult business conditions. In a small number of cases, we have continued holding stocks where managements took adverse action on the company’s dividend during the period. Those instances have been ones where we felt that the conditions were beyond the control of management rather than the consequence of management missteps. Nonetheless, we are watching all of the Fund’s holdings quite closely and shall take decisions we think are appropriate when financial strains on companies force changes in their business plans.
We should also say that we shall be watching closely the new political environment in Washington, D.C., post the recent election. Changes in federal tax rates on dividend payments could affect companies’ views with respect to the amount of dividend income they believe is beneficial for them to distribute to shareholders. Higher corporate tax rates, too, could reduce the growth of companies’ earnings and dividends.
Q    What is your outlook for equities as the U.S. economy continues to deal with the effects of the COVID-19 situation?
A    As we write, there is a great deal of optimism surrounding several vaccines that appear likely to be approved for use very shortly. Assuming that the vaccines are worthwhile and can be distributed and administered over the next six months or so to large numbers of people in the U.S. and elsewhere in the world (and a smooth process is by no means sure), there will still be many questions about the U.S. economy in particular as well as the enduring ramifications of what we have been going through over the past several months. Will work and leisure patterns snap back; will higher costs of doing business persist; what shifts might occur in time horizons for investments; how quickly will people feel comfortable with saving less?
Pioneer Equity Income Fund | Annual Report | 10/31/20 7

The market bounce-back from the March 23 nadir was for sure impressive, and the frequent forecasting successes of the market historically have been noteworthy. However, there are no guarantees whatsoever that the market has gauged this or any other situation correctly and has taken adequately into account all of the variables and potential outcomes.
As always, we intend during the coming months to focus our attention closely on individual companies and their potential both for meeting the probable challenges and capturing the possible opportunities.
Thank you for your support.
Please refer to the Schedule of Investments on pages 18–23 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Equity Income Fund | Annual Report | 10/31/20

Portfolio Summary | 10/31/20
Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*

1.	Verizon Communications, Inc.	2.49%
2.	AstraZeneca Plc (A.D.R.)	2.40
3.	Abbott Laboratories	2.34
4.	WEC Energy Group, Inc.	2.12
5.	Alliant Energy Corp.	2.04
6.	Target Corp.	1.98
7.	Gorman-Rupp Co.	1.90
8.	Sun Life Financial, Inc.	1.87
9.	Alexandria Real Estate Equities, Inc.	1.85
10.	Mondelez International, Inc.	1.85

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Equity Income Fund | Annual Report | 10/31/20 9

Prices and Distributions | 10/31/20
Net Assets Value per Share
Class	10/31/20	10/31/19
A	$31.38	$35.59
C	$30.85	$35.00
K	$31.44	$35.65
R	$32.04	$36.28
Y	$31.82	$36.05

Distributions per Share: 11/1/19–10/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.6061	$ —	$0.8286
C	$0.3816	$ —	$0.8286
K	$0.7258	$ —	$0.8286
R	$0.4668	$ —	$0.8286
Y	$0.6683	$ —	$0.8286

Index Definitions
The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.
10 Pioneer Equity Income Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of October 31, 2020)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	9.46%	8.82%	9.48%
5 years	6.15	4.90	5.82
1 year	-8.00	-13.29	-7.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.00%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Equity Income Fund | Annual Report | 10/31/20 11

Performance Update | 10/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2020)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	8.66%	8.66%	9.48%
5 years	5.37	5.37	5.82
1 year	-8.64	-8.64	-7.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.78%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Equity Income Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	9.79%	9.48%
5 years	6.53	5.82
1 year	-7.62	-7.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Equity Income Fund | Annual Report | 10/31/20 13

Performance Update | 10/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	9.08%	9.48%
5 years	5.74	5.82
1 year	-8.33	-7.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.39%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Equity Income Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	9.79%	9.48%
5 years	6.41	5.82
1 year	-7.76	-7.57

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.78%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Equity Income Fund | Annual Report | 10/31/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund
Based on actual returns from May 1, 2020 through October 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account Value	$1,068.03	$1,064.06	$1,070.33	$1,065.93	$1,069.45
(after expenses) on
10/31/20
Expenses Paid	$5.51	$9.08	$3.43	$7.32	$4.01
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.75%, 0.66% 1.41%, and 0.77%, for Class A, C, K, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

16 Pioneer Equity Income Fund | Annual Report | 10/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2020 through October 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account Value	$1,019.81	$1,016.34	$1,021.82	$1,018.05	$1,021.27
(after expenses) on
10/31/20
Expenses Paid	$5.38	$8.87	$3.35	$7.15	$3.91
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.75%, 0.66% 1.41%, and 0.77%, for Class A, C, K, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

Pioneer Equity Income Fund | Annual Report | 10/31/20 17

Schedule of Investments | 10/31/20

Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	COMMON STOCKS — 99.8% of Net Assets
	Air Freight & Logistics — 0.7%
149,127	CH Robinson Worldwide, Inc.	$ 13,187,301
	Total Air Freight & Logistics	$ 13,187,301
	Auto Components — 1.3%
776,565	BorgWarner, Inc.	$ 27,164,244
	Total Auto Components	$ 27,164,244
	Automobiles — 0.1%
85,649	Honda Motor Co. Ltd. (A.D.R.)	$ 2,023,029
	Total Automobiles	$ 2,023,029
	Banks — 6.8%
1,434,663	Bank of America Corp.	$ 34,001,513
141,203	Canadian Imperial Bank of Commerce	10,536,568
228,631	JPMorgan Chase & Co.	22,414,984
182,386	M&T Bank Corp.	18,891,542
215,980	PNC Financial Services Group, Inc.	24,163,842
596,307	Truist Financial Corp.	25,116,451
	Total Banks	$ 135,124,900
	Capital Markets — 5.6%
487,622	Bank of New York Mellon Corp.	$ 16,754,692
42,939	CME Group, Inc.	6,471,766
410,478	Morgan Stanley	19,764,516
249,279	Northern Trust Corp.	19,511,067
254,906	State Street Corp.	15,013,964
272,005	T Rowe Price Group, Inc.	34,452,153
	Total Capital Markets	$ 111,968,158
	Chemicals — 3.5%
266,892	Celanese Corp.	$ 30,294,911
156,776	Corteva, Inc.	5,170,472
203,744	Dow, Inc.	9,268,314
186,859	DuPont de Nemours, Inc.	10,628,540
20,543	Ecolab, Inc.	3,771,489
88,761	FMC Corp.	9,119,305
	Total Chemicals	$ 68,253,031
	Commercial Services & Supplies — 1.2%
182,037	MSA Safety, Inc.	$ 24,014,321
	Total Commercial Services & Supplies	$ 24,014,321
	Communications Equipment — 0.6%
351,324	Cisco Systems, Inc.	$ 12,612,531
	Total Communications Equipment	$ 12,612,531

The accompanying notes are an integral part of these financial statements.
18 Pioneer Equity Income Fund | Annual Report | 10/31/20

Shares		Value
	Distributors — 1.0%
228,769	Genuine Parts Co.	$ 20,687,581
	Total Distributors	$ 20,687,581
	Diversified Telecommunication Services — 3.0%
239,216	BCE, Inc.	$ 9,621,268
870,357	Verizon Communications, Inc.	49,601,645
	Total Diversified Telecommunication Services	$ 59,222,913
	Electric Utilities — 3.8%
736,065	Alliant Energy Corp.	$ 40,689,673
195,821	American Electric Power Co., Inc.	17,610,183
149,236	NextEra Energy, Inc.	10,925,568
300,929	PPL Corp.	8,275,547
	Total Electric Utilities	$ 77,500,971
	Electrical Equipment — 0.6%
190,361	Emerson Electric Co.	$ 12,333,489
	Total Electrical Equipment	$ 12,333,489
	Electronic Equipment, Instruments &
	Components — 1.2%
52,948	CDW Corp.	$ 6,491,425
187,402	TE Connectivity, Ltd.	18,155,506
	Total Electronic Equipment, Instruments & Components	$ 24,646,931
	Equity Real Estate Investment Trusts (REITs) — 3.5%
243,829	Alexandria Real Estate Equities, Inc.	$ 36,944,970
167,138	Camden Property Trust	15,416,809
74,632	Digital Realty Trust, Inc.	10,769,398
74,501	Prologis, Inc.	7,390,499
	Total Equity Real Estate Investment Trusts (REITs)	$ 70,521,676
	Financials — 0.4%
198,293	Charles Schwab Corp.	$ 8,151,825
	Total Financials	$ 8,151,825
	Food & Staples Retailing — 1.0%
149,795	Wal-Mart, Inc.	$ 20,784,056
	Total Food & Staples Retailing	$ 20,784,056
	Food Products — 7.8%
37,288	Calavo Growers, Inc.	$ 2,503,143
328,426	General Mills, Inc.	19,416,545
59,906	Hershey Co.	8,234,679
45,110	JM Smucker Co.	5,061,342
113,542	John B Sanfilippo & Son, Inc.	8,261,316
353,209	Kellogg Co.	22,213,314
302,306	Lamb Weston Holdings, Inc.	19,181,316
105,974	McCormick & Co., Inc., Class VTG	19,129,367

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/20 19

Schedule of Investments | 10/31/20 (continued)

Shares		Value
	Food Products — (continued)
693,870	Mondelez International, Inc.	$ 36,858,374
141,468	Nestle S.A. (A.D.R.)	15,882,612
	Total Food Products	$ 156,742,008
	Health Care Equipment & Supplies — 3.9%
444,342	Abbott Laboratories	$ 46,704,787
58,774	Becton Dickinson and Co.	13,584,435
503,649	Smith & Nephew Plc (A.D.R.)	17,662,970
	Total Health Care Equipment & Supplies	$ 77,952,192
	Health Care Providers & Services — 4.3%
185,811	AmerisourceBergen Corp.	$ 17,850,863
44,979	Anthem, Inc.	12,270,271
233,840	CVS Health Corp.	13,116,086
48,337	Humana, Inc.	19,299,997
181,608	Quest Diagnostics, Inc.	22,181,601
	Total Health Care Providers & Services	$ 84,718,818
	Hotels, Restaurants & Leisure — 0.5%
391,729	Cedar Fair LP	$ 10,188,872
	Total Hotels, Restaurants & Leisure	$ 10,188,872
	Household Products — 1.4%
133,132	Clorox Co.	$ 27,591,607
	Total Household Products	$ 27,591,607
	Industrial Conglomerates — 1.2%
140,484	Honeywell International, Inc.	$ 23,172,836
	Total Industrial Conglomerates	$ 23,172,836
	Insurance — 6.4%
251,417	Chubb, Ltd.	$ 32,661,582
214,432	First American Financial Corp.	9,561,523
447,424	Lincoln National Corp.	15,704,582
352,810	Progressive Corp.	32,423,239
935,513	Sun Life Financial, Inc.	37,252,128
	Total Insurance	$ 127,603,054
	IT Services — 2.6%
46,648	Accenture Plc	$ 10,118,418
57,164	Automatic Data Processing, Inc.	9,029,625
70,105	Fidelity National Information Services, Inc.	8,734,382
196,248	Leidos Holdings, Inc.	16,288,584
115,712	Paychex, Inc.	9,517,312
	Total IT Services	$ 53,688,321

The accompanying notes are an integral part of these financial statements.
20 Pioneer Equity Income Fund | Annual Report | 10/31/20

Shares		Value
	Machinery — 5.9%
112,288	Caterpillar, Inc.	$ 17,634,830
1,223,146	Gorman Rupp Co.	37,978,683
460,202	Komatsu, Ltd. (A.D.R.)	10,432,779
429,237	PACCAR, Inc.	36,648,255
248,937	Timken Co.	14,861,539
	Total Machinery	$ 117,556,086
	Media — 0.8%
356,916	Comcast Corp.	$ 15,076,132
	Total Media	$ 15,076,132
	Metals & Mining — 4.7%
280,442	Kaiser Aluminum Corp.	$ 17,648,215
298,694	Materion Corp.	15,290,146
527,498	Nucor Corp.	25,193,305
328,400	Reliance Steel & Aluminum Co.	35,792,316
	Total Metals & Mining	$ 93,923,982
	Multiline Retail — 2.0%
259,439	Target Corp.	$ 39,491,804
	Total Multiline Retail	$ 39,491,804
	Multi-Utilities — 4.1%
281,908	Ameren Corp.	$ 22,868,377
249,515	CMS Energy Corp.	15,801,785
420,620	WEC Energy Group, Inc.	42,293,341
	Total Multi-Utilities	$ 80,963,503
	Oil, Gas & Consumable Fuels — 1.9%
309,580	ConocoPhillips	$ 8,860,180
379,855	Phillips 66	17,724,034
304,593	Valero Energy Corp.	11,760,336
	Total Oil, Gas & Consumable Fuels	$ 38,344,550
	Pharmaceuticals — 7.3%
954,066	AstraZeneca Plc (A.D.R.)	$ 47,855,951
271,156	Eli Lilly & Co.	35,375,012
456,102	Merck & Co., Inc.	34,303,431
444,993	Novo Nordisk AS (A.D.R.)	28,430,603
	Total Pharmaceuticals	$ 145,964,997
	Semiconductors & Semiconductor Equipment — 5.0%
185,800	Analog Devices, Inc.	$ 22,022,874
88,129	CMC Materials, Inc.	12,531,062
185,777	KLA-Tencor Corp.	36,631,509
201,592	Texas Instruments, Inc.	29,148,187
	Total Semiconductors & Semiconductor Equipment	$ 100,333,632

The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income Fund | Annual Report | 10/31/20 21

Schedule of Investments | 10/31/20 (continued)

Shares		Value
Specialty Retail — 1.1%
44,156	Home Depot, Inc.	$ 11,776,847
204,362	TJX Cos., Inc.	10,381,590
	Total Specialty Retail	$ 22,158,437
Textiles, Apparel & Luxury Goods — 2.2%
260,446	Carter’s, Inc.	$ 21,213,327
336,370	VF Corp.	22,604,064
	Total Textiles, Apparel & Luxury Goods	$ 43,817,391
Trading Companies & Distributors — 2.0%
497,333	Fastenal Co.	$ 21,499,706
1,710,967	Ferguson Plc (A.D.R.)	17,126,780
	Total Trading Companies & Distributors	$ 38,626,486
Water Utilities — 0.4%
57,472	American Water Works Co., Inc.	$ 8,650,111
	Total Water Utilities	$ 8,650,111
TOTAL COMMON STOCKS
	(Cost $1,574,293,230)	$ 1,994,761,776
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8%
	(Cost $1,574,293,230)	$ 1,994,761,776
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 3,354,939
	NET ASSETS — 100.0%	$ 1,998,116,715

REIT	Real Estate Investment Trust.
(A.D.R.)	American Depositary Receipts.
^	Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2020, aggregated $169,157,209 and $559,682,643, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2020, the Fund did not engage in any cross trade activity.
At October 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,561,397,085 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$532,758,331
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(99,393,640)
Net unrealized appreciation	$433,364,691

The accompanying notes are an integral part of these financial statements.
22 Pioneer Equity Income Fund | Annual Report | 10/31/20

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,994,761,776	$ —	$ —	$ 1,994,761,776
Total Investments in Securities	$1,994,761,776	$ —	$ —	$ 1,994,761,776
During the year ended October 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Annual Report | 10/31/20 23

Statement of Assets and Liabilities | 10/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,574,293,230)	$1,994,761,776
Foreign currencies, at value (cost $57,606)	48,186
Receivables —
Investment securities sold	3,922,311
Fund shares sold	3,161,614
Dividends	4,375,606
Other assets	76,343
Total assets	$2,006,345,836
LIABILITIES:
Due to custodian	$3,440,533
Payables —
Fund shares repurchased	3,888,107
Distributions	37
Trustees’ fees	12,193
Transfer agent fees	555,461
Due to affiliates	161,057
Accrued expenses	171,733
Total liabilities	$8,229,121
NET ASSETS:
Paid-in capital	$1,688,868,574
Distributable earnings	309,248,141
Net assets	$1,998,116,715
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $703,864,329/22,432,108 shares)	$31.38
Class C (based on $68,831,674/2,231,187 shares)	$30.85
Class K (based on $242,249,732/7,706,127 shares)	$31.44
Class R (based on $48,198,333/1,504,097 shares)	$32.04
Class Y (based on $934,972,647/29,379,853 shares)	$31.82
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $31.38 net asset value per share/100%-5.75%
maximum sales charge)	$33.29
The accompanying notes are an integral part of these financial statements.
24 Pioneer Equity Income Fund | Annual Report | 10/31/20

Statement of Operations
FOR THE YEAR ENDED 10/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $536,357)	$63,563,664
Dividends from affiliated issuers	585,645
Interest from unaffiliated issuers	24,655
Total investment income		$64,173,964
EXPENSES:
Management fees	$13,533,463
Administrative expense	614,869
Transfer agent fees
Class A	1,048,674
Class C	64,752
Class K	2,001
Class R	141,376
Class Y	1,219,296
Distribution fees
Class A	1,941,117
Class C	853,955
Class R	282,937
Shareowner communications expense	205,194
Custodian fees	29,822
Registration fees	133,936
Professional fees	152,224
Printing expense	50,410
Trustees’ fees	127,016
Insurance expense	35,206
Interest expense	1,832
Miscellaneous	124,355
Total expenses		$20,562,435
Net investment income		$43,611,529
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(134,734,178)
Investments in affiliated issuers	826,941
Other assets and liabilities denominated in
foreign currencies	(131)	$(133,907,368)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(115,564,956)
Other assets and liabilities denominated in
foreign currencies	51,230	$(115,513,726)
Net realized and unrealized gain (loss) on investments		$(249,421,094)
Net decrease in net assets resulting from operations		$(205,809,565)

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Annual Report | 10/31/20 25

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/20	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$43,611,529	$57,570,590
Net realized gain (loss) on investments	(133,907,368)	58,390,912
Change in net unrealized appreciation (depreciation)
on investments	(115,513,726)	157,434,753
Net increase (decrease) in net assets resulting
from operations	$(205,809,565)	$273,396,255
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($1.44 and $2.37 per share, respectively)	$(34,920,415)	$(58,422,930)
Class C ($1.21 and $2.05 per share, respectively)	(3,457,576)	(6,733,274)
Class K ($1.56 and $2.50 per share, respectively)	(12,271,255)	(17,273,284)
Class R ($1.30 and $2.21 per share, respectively)	(2,364,835)	(4,711,818)
Class Y ($1.50 and $2.46 per share, respectively)	(51,519,600)	(89,683,660)
Total distributions to shareowners	$(104,533,681)	$(176,824,966)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$382,990,687	$637,299,678
Reinvestment of distributions	98,373,957	163,620,328
Cost of shares repurchased	(809,764,893)	(749,328,297)
Net increase (decrease) in net assets resulting from
Fund share transactions	$(328,400,249)	$51,591,709
Net increase (decrease) in net assets	$(638,743,495)	$148,162,998
NET ASSETS:
Beginning of year	$2,636,860,210	$2,488,697,212
End of year	$1,998,116,715	$2,636,860,210
The accompanying notes are an integral part of these financial statements.
26 Pioneer Equity Income Fund | Annual Report | 10/31/20

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/20	10/31/20	10/31/19	10/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,092,282	$67,006,953	3,860,473	$128,716,526
Reinvestment of distributions	991,808	33,256,359	1,704,512	55,644,813
Less shares repurchased	(5,510,282)	(177,240,555)	(4,985,241)	(167,269,473)
Net increase (decrease)	(2,426,192)	$(76,977,243)	579,744	$17,091,866
Class C
Shares sold	306,030	$9,667,533	583,924	$18,847,145
Reinvestment of distributions	93,391	3,131,717	190,828	6,123,011
Less shares repurchased	(1,124,645)	(34,913,994)	(1,119,272)	(36,569,594)
Net decrease	(725,224)	$(22,114,744)	(344,520)	$(11,599,438)
Class K
Shares sold	2,192,771	$69,678,672	2,911,029	$97,030,242
Reinvestment of distributions	361,676	12,045,730	485,199	15,876,272
Less shares repurchased	(2,615,608)	(84,197,750)	(1,782,664)	(60,341,813)
Net increase (decrease)	(61,161)	$(2,473,348)	1,613,564	$52,564,701
Class R
Shares sold	238,799	$7,756,125	424,145	$14,456,410
Reinvestment of distributions	67,453	2,337,266	135,746	4,526,960
Less shares repurchased	(715,913)	(23,094,963)	(771,063)	(26,297,517)
Net decrease	(409,661)	$(13,001,572)	(211,172)	$(7,314,147)
Class Y
Shares sold	7,090,869	$228,881,404	11,132,147	$378,249,355
Reinvestment of distributions	1,408,643	47,602,885	2,463,226	81,449,272
Less shares repurchased	(15,242,046)	(490,317,631)	(13,533,650)	(458,849,900)
Net increase (decrease)	(6,742,534)	$(213,833,342)	61,723	$848,727

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Annual Report | 10/31/20 27

Financial Highlights

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class A
Net asset value, beginning of period	$35.59	$34.39	$35.68	$33.76		$34.41
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.58	$0.72	$0.72	$0.55		$0.68
Net realized and unrealized gain (loss) on investments	(3.35)	2.85	(0.04)	5.58		1.89
Net increase (decrease) from investment operations	$(2.77)	$3.57	$0.68	$6.13		$2.57
Distributions to shareowners:
Net investment income	$(0.61)	$(0.79)	$(0.57)	$(0.51)		$(0.64)
Net realized gain	(0.83)	(1.58)	(1.40)	(3.70)		(2.58)
Total distributions	$(1.44)	$(2.37)	$(1.97)	$(4.21)		$(3.22)
Net increase (decrease) in net asset value	$(4.21)	$1.20	$(1.29)	$1.92		$(0.65)
Net asset value, end of period	$31.38	$35.59	$34.39	$35.68		$33.76
Total return (b)	(8.00)%	11.15%	1.84%	19.68	%(c)	8.11%
Ratio of net expenses to average net assets	1.06%	1.00%	1.00%	1.02%		1.04%
Ratio of net investment income (loss) to average net assets	1.78%	2.14%	2.00%	1.62%		2.10%
Portfolio turnover rate	8%	23%	27%	33%		35%
Net assets, end of period (in thousands)	$703,864	$884,809	$835,012	$858,764		$757,158

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.64%.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Equity Income Fund | Annual Report | 10/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$35.00	$33.80	$35.06	$33.24	$33.91
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.35	$0.46	$0.48	$0.30	$0.43
Net realized and unrealized gain (loss) on investments	(3.29)	2.79	(0.05)	5.47	1.87
Net increase (decrease) from investment operations	$(2.94)	$3.25	$0.43	$5.77	$2.30
Distributions to shareowners:
Net investment income	$(0.38)	$(0.47)	$(0.29)	$(0.25)	$(0.39)
Net realized gain	(0.83)	(1.58)	(1.40)	(3.70)	(2.58)
Total distributions	$(1.21)	$(2.05)	$(1.69)	$(3.95)	$(2.97)
Net increase (decrease) in net asset value	$(4.15)	$1.20	$(1.26)	$1.82	$(0.67)
Net asset value, end of period	$30.85	$35.00	$33.80	$35.06	$33.24
Total return (b)	(8.64)%	10.27%	1.14%	18.77%	7.34	%(c)
Ratio of net expenses to average net assets	1.75%	1.78%	1.72%	1.75%	1.77%
Ratio of net investment income (loss) to average net assets	1.11%	1.38%	1.35%	0.89%	1.34%
Portfolio turnover rate	8%	23%	27%	33%	35%
Net assets, end of period (in thousands)	$68,832	$103,483	$111,558	$148,417	$140,199

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during year ended October 31, 2016, the total return would have been 7.30%.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Annual Report | 10/31/20 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class K
Net asset value, beginning of period	$35.65	$34.47	$35.75	$33.81	$34.44
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.71	$0.83	$0.85	$0.67	$0.80
Net realized and unrealized gain (loss) on investments	(3.36)	2.85	(0.04)	5.60	1.89
Net increase (decrease) from investment operations	$(2.65)	$3.68	$0.81	$6.27	$2.69
Distributions to shareowners:
Net investment income	$(0.73)	$(0.92)	$(0.69)	$(0.63)	$(0.74)
Net realized gain	(0.83)	(1.58)	(1.40)	(3.70)	(2.58)
Total distributions	$(1.56)	$(2.50)	$(2.09)	$(4.33)	$(3.32)
Net increase (decrease) in net asset value	$(4.21)	$1.18	$(1.28)	$1.94	$(0.63)
Net asset value, end of period	$31.44	$35.65	$34.47	$35.75	$33.81
Total return (b)	(7.62)%	11.53%	2.21%	20.12%	8.50%
Ratio of net expenses to average net assets	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of net investment income (loss) to average net assets	2.18%	2.46%	2.38%	1.96%	2.42%
Portfolio turnover rate	8%	23%	27%	33%	35%
Net assets, end of period (in thousands)	$242,250	$276,921	$212,103	$94,915	$48,194
*       The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)     The per-share data presented above is based on the average shares outstanding for the period presented.
(b)     Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Equity Income Fund | Annual Report | 10/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class R
Net asset value, beginning of period	$36.28	$34.98	$36.24	$34.24	$34.83
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.48	$0.61	$0.56	$0.43	$0.57
Net realized and unrealized gain (loss) on investments	(3.42)	2.90	(0.02)	5.65	1.92
Net increase (decrease) from investment operations	$(2.94)	$3.51	$0.54	$6.08	$2.49
Distributions to shareowners:
Net investment income	$(0.47)	$(0.63)	$(0.40)	$(0.38)	$(0.50)
Net realized gain	(0.83)	(1.58)	(1.40)	(3.70)	(2.58)
Total distributions	$(1.30)	$(2.21)	$(1.80)	$(4.08)	$(3.08)
Net increase (decrease) in net asset value	$(4.24)	$1.30	$(1.26)	$2.00	$(0.59)
Net asset value, end of period	$32.04	$36.28	$34.98	$36.24	$34.24
Total return (b)	(8.33)%	10.71%	1.42%	19.19%	7.73%
Ratio of net expenses to average net assets	1.41%	1.39%	1.44%	1.41%	1.40%
Ratio of net investment income (loss) to average net assets	1.44%	1.77%	1.55%	1.24%	1.73%
Portfolio turnover rate	8%	23%	27%	33%	35%
Net assets, end of period (in thousands)	$48,198	$69,435	$74,323	$92,870	$85,307

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Annual Report | 10/31/20 31

Financial Highlights (continued)

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class Y
Net asset value, beginning of period	$36.05	$34.82	$36.10	$34.10		$34.71
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.69	$0.81	$0.86	$0.64		$0.77
Net realized and unrealized gain (loss) on investments	(3.42)	2.88	(0.08)	5.65		1.92
Net increase (decrease) from investment operations	$(2.73)	$3.69	$0.78	$6.29		$2.69
Distributions to shareowners:
Net investment income	$(0.67)	$(0.88)	$(0.66)	$(0.59)		$(0.72)
Net realized gain	(0.83)	(1.58)	(1.40)	(3.70)		(2.58)
Total distributions	$(1.50)	$(2.46)	$(2.06)	$(4.29)		$(3.30)
Net increase (decrease) in net asset value	$(4.23)	$1.23	$(1.28)	$2.00		$(0.61)
Net asset value, end of period	$31.82	$36.05	$34.82	$36.10		$34.10
Total return (b)	(7.76)%	11.41%	2.09%	19.99	%(c)	8.40%
Ratio of net expenses to average net assets	0.77%	0.78%	0.76%	0.77%		0.77%
Ratio of net investment income (loss) to average net assets	2.08%	2.37%	2.37%	1.86%		2.34%
Portfolio turnover rate	8%	23%	27%	33%		35%
Net assets, end of period (in thousands)	$934,973	$1,302,212	$1,255,700	$1,030,526		$684,969

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.96%.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Equity Income Fund | Annual Report | 10/31/20

Notes to Financial Statements | 10/31/20
1. Organization and Significant Accounting Policies
Pioneer Equity Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020
Pioneer Equity Income Fund | Annual Report | 10/31/20 33

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or
34 Pioneer Equity Income Fund | Annual Report | 10/31/20

instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At October 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Pioneer Equity Income Fund | Annual Report | 10/31/20 35

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax
36 Pioneer Equity Income Fund | Annual Report | 10/31/20

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2020, the Fund reclassified $116,078 to increase distributable earnings and $116,078 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2020, the Fund was permitted to carry forward indefinitely $125,342,863 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary income	$44,110,443	$62,285,134
Long-term capital gain	60,423,238	114,539,832
Total	$104,533,681	$176,824,966
The following shows the components of distributable earnings on a federal income tax basis at October 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$1,392,691
Capital loss carryover	(125,342,863)
Net unrealized appreciation	433,198,313
Total	$309,248,141
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and common stock holdings.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $60,983 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Pioneer Equity Income Fund | Annual Report | 10/31/20 37

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans
38 Pioneer Equity Income Fund | Annual Report | 10/31/20

and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Pioneer Equity Income Fund | Annual Report | 10/31/20 39

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $10 billion and 0.575% of the fund’s average daily net assets over $10 billion. For the year ended October 31, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $130,253 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications
Class A	$144,066
Class C	14,434
Class K	2,696
Class R	2,988
Class Y	41,010
Total	$205,194

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A
40 Pioneer Equity Income Fund | Annual Report | 10/31/20

shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $30,804 in distribution fees payable to the Distributor at October 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2020, CDSCs in the amount of $8,601 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate “LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee in the amount of 0.30% of the daily
Pioneer Equity Income Fund | Annual Report | 10/31/20 41

unused portion of each lender’s commitment to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.
For the year ended October 31, 2020, the average daily amount of borrowings outstanding during the year were as follows:
Weighted
Average
	daily		Total
Average Daily	annualized	Number	interest on
amount of	interest for	of days	expense
borrowings	the period	outstanding	borrowings*
$8,325,000	1.98%	4	$1,832
* Interest expense is recorded on the Statement of Operations.
6. Affiliated Issuer
An affiliated issuer is a company in which the fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. At October 31, 2020, the value of the Fund’s investment in affiliated issuers was $0, which represents 0% of the Fund’s net assets. Transactions in affiliated issuers by the Fund for the year ended were as follows:
Change
in Net
			Unrealized	Net
			Appreciation/	Realized
			(Depreciation)	Gain/(Loss)	Dividends
Name			from	From	from	Shares
of the	Value at		Investments	Investments	Investments	held at	Value at
Affiliated	October 31,	Purchase	in Affiliated	in Affiliated	in Affiliated	October 31,	October 31,
Issuer	2019	Costs	Issuers	Issuers	Issuers	2020	2020
Gorman
Rupp Co. (*)	$50,362,629	$6,956,764	$(12,383,946)	$826,941	$585,645	1,223,146	$37,978,683
(*) This security is not an affiliated issuer as of October 31, 2020
7. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
42 Pioneer Equity Income Fund | Annual Report | 10/31/20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer Equity Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Equity Income Fund | Annual Report | 10/31/20 43

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
December 18, 2020
44 Pioneer Equity Income Fund | Annual Report | 10/31/20

Additional Information (unaudited)
For the year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.
Pioneer Equity Income Fund | Annual Report | 10/31/20 45

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Equity Income Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously
46 Pioneer Equity Income Fund | Annual Report | 10/31/20

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Pioneer Equity Income Fund | Annual Report | 10/31/20 47

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
48 Pioneer Equity Income Fund | Annual Report | 10/31/20

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
Pioneer Equity Income Fund | Annual Report | 10/31/20 49

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
50 Pioneer Equity Income Fund | Annual Report | 10/31/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
Pioneer Equity Income Fund | Annual Report | 10/31/20 51

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
52 Pioneer Equity Income Fund | Annual Report | 10/31/20

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Equity Income Fund | Annual Report | 10/31/20 53

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (69)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

54 Pioneer Equity Income Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 1990.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company)
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)

Pioneer Equity Income Fund | Annual Report | 10/31/20 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon
	or removal.	Overseas Investment Corp. (financial services) (2009 – 2012); Director,
Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds,
Ireland (offshore investment companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006);
and Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

56 Pioneer Equity Income Fund | Annual Report | 10/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since
	earlier retirement	September 2014); Director, CEO and President of Amundi Pioneer
	or removal	Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of
Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive
	or removal	Vice President and Chief Investment Officer, U.S. of Amundi Pioneer
Institutional Asset Management, Inc. (since 2009); Portfolio Manager of
Amundi (since 1999); and Director of Amundi USA, Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Equity Income Fund | Annual Report | 10/31/20 57

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at	Fund Governance Director of Amundi since December 2006 and	None
Assistant Secretary	the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010;
	the Board	Manager – Fund Governance of Amundi from December 2003 to
November 2006; and Senior Paralegal of Amundi from
January 2000 to November 2003
Thomas Reyes (57)	Since 2010. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi from June 2007 to May 2013
Mark E. Bradley (60)	Since 2008. Serves at	Vice President – Fund Treasury of Amundi; Treasurer of all of the	None
Treasurer and	the discretion of	Pioneer Funds since March 2008; Deputy Treasurer of Amundi from
Chief Financial and	the Board	March 2004 to February 2008; and Assistant Treasurer of all of the
Accounting Officer		Pioneer Funds from March 2004 to February 2008
Luis I. Presutti (55)	Since 2000. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of	None
Assistant Treasurer	the discretion of	all of the Pioneer Funds
the Board
Gary Sullivan (62)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds
the Board

58 Pioneer Equity Income Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (48)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of
Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money	None
Anti-Money	the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

Pioneer Equity Income Fund | Annual Report | 10/31/20 59

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60 Pioneer Equity Income Fund | Annual Report | 10/31/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www. amundipioneer. com/us
Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19439-14-1220

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $23,460 payable to Ernst & Young LLP for the year ended October 31, 2020 and $23,000 for the year ended October 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended October 31, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2020 and 2019, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended October 31, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Equity Income Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2020

* Print the name and title of each signing officer under his or her signature.